UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities and Exchange Act of 1934

Date of report (Date of earliest event reported) March 1, 2012

PHI, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Louisiana	0-9827	72-0395707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2001 SE Evangeline Thruway, Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

(337) 235-2452

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 1, 2012, Michael J. McCann informed PHI, Inc. (the “Company”) that he intends to retire in 2012 from all positions with the Company and its subsidiaries, including as Chief Financial Officer and Secretary of the Company, upon the Company’s retention of his replacement in 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHI, Inc.

Date: March 5, 2012	By:	/s/ Michael J. McCann
	Name:	Michael J. McCann
	Title:	Chief Financial Officer and Secretary